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EXHIBIT 10.24

*** Material has been omitted pursuant to a request for confidential treatment.

Intellectual Property Purchase Agreement

        THIS INTELLECTUAL PROPERTY PURCHASE AGREEMENT ("IP Purchase Agreement") is entered into as of October 10, 2002 ("Effective Date"), by and between NuVasive, Inc., a Delaware corporation ("Buyer" or "NuVasive") and Spine Partners, LLC, an Ohio limited liability company ("Seller"). Buyer and Seller agree as follows:

Recitals

        1.     Seller is the owner of the entire right, title, and interest in and to certain intellectual property, including US Patent Application Ser. No. 10/105,971 and International Patent Application PCT/US02/11301 (both entitled "Spinal Alignment Apparatus and Methods"), US Patent Application Ser. No. 60/384,966 (entitled "Anterior Cervical Plate") and US Patent Application Ser. No. 10/108,287 and International Patent Application Ser. No. PCT/US02/09168 (both entitled "Hinged Anterior Thoracic/Lumbar Plate") (collectively "Patent Applications"), and know-how and any specifications, test and/or regulatory test data, and prototypes involving the systems described in the Patent Applications, collectively "Intellectual Property Rights."

        2.     Subject to the terms and conditions of this Agreement, Buyer wishes to purchase the Intellectual Property Rights from Seller, and Seller wishes to sell, transfer, convey, and irrevocably assign the Intellectual Property Rights to Buyer. Buyer agrees and acknowledges that the intellectual property set forth in the Schedule of Exclusions attached hereto as Exhibit A are not part of the Intellectual Property Rights being irrevocably assigned to Buyer from Seller under this Agreement.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

Agreement

Section 1
Purchase and Sale of the Intellectual Property Rights

        Subject to the terms and conditions of this Agreement, Seller agrees to and hereby does sell, transfer, convey, and irrevocably assign the Intellectual Property Rights to Buyer in consideration of Seller's receipt, on the Effective Date, of a one-time IP Purchase Payment of    ***    and a warrant to purchase 150,000 shares of Buyer's common stock ("Warrant") pursuant to the NuVasive Common Stock Purchase Warrant attached hereto as Exhibit B.

Section 2
Royalty Payments

        2.1   Minimum Annual Royalty Payments. Separate and apart from the IP Purchase Payment and Warrant set forth in Section 1, Buyer agrees to provide royalty payments to Seller in the amount of    ***    per year ("Minimum Annual Royalty Payment") commencing one (1) year from the Effective Date and continuing for a period of ten (10) years thereafter (totaling    ***    over eleven (11) years following the Effective Date).

        2.2   Quarterly Royalty Payments. Separate and apart from IP Purchase Payment and Warrant under Section 1 and the Minimum Annual Royalty Payments under Section 2.1, and subject to Section 2.3 below, Buyer shall provide royalty payments to Seller, payable on a quarterly basis ("Quarterly Royalty Payments"), based on Net Sales by Buyer (or its affiliates, licensees, or subsidiaries) of any device or system developed, in whole or in part, by Dr. Bret Ferree under that certain Clinical Advisor and Development Agreement between NuVasive and Dr. Bret Ferree dated October 10, 2002, or otherwise enabled by the assignment of the Intellectual Property Rights under Section 1 ("Assigned Technology"), but only to the extent the Quarterly Royalty Payments due Seller during each twelve (12) month period following the Effective Date exceed the Minimum Annual Royalty Payment, according to the following terms:

    (a)
    ***    % of Net Sales in the United States;

    (b)
    ***    % of Net Sales on direct international sales in countries where patent protection is obtained for the Assigned Technology;

    (c)
    ***    % of Net Sales on discounted indirect international dealer sales in countries where patent protection is obtained for the Assigned Technology; and

    (d)
    ***    % of Net Sales on international sales in countries where patent protection is not obtained for the Assigned Technology.

  For purposes of this Agreement, "Net Sales" shall be defined as the actual invoiced price billed to the hospital and/or other professional end users of the Assigned Technology, net of: sales commissions, returns, transportation charges and any applicable taxes.

        2.3   Effect of Licensing or Acquiring Third Party Intellectual Property. In the instance Buyer is required to make payments to license or acquire intellectual property rights owned by third parties (Third Party IP Payments) in order to practice (that is, make, use, sell or offer for sale) the Assigned Technology, such licensure or acquisition shall have the following effect:

    (a)
    If the Third Party IP Payment is at or below    ***    % of Net Sales, Buyer shall bear this expense solely and the Quarterly Royalty Payments to Seller shall not be modified; and

    (b)
    To the extent the Third Party IP Payment exceeds    ***    % of Net Sales, Buyer and Seller shall bear this additional expense equally, with Buyer paying         ***    of this additional Third Party IP Payment and Seller receiving Quarterly Royalty Payments under Sections 2.2(a) and 2.2(b) decreased by         ***        of this additional Third Party IP Payment; provided, however:

    a.
    In no event shall the Quarterly Royalty Payments under Section 2.2(a) drop below ***% of Net Sales; and

    b.
    In no event shall the Quarterly Royalty Payments under Section 2.2(b) drop below ***% of Net Sales.

Section 3
Manner of Payment and Inspection of Records

        3.1   Quarterly Royalty Payments. Any payment due to Seller under Section 2.2 shall be made by Buyer within thirty (30) days after the end of each calendar quarter and shall be accompanied by an accurate statement of Net Sales of the Assigned Technology and any reduction in Quarterly Royalty Payments based on Section 2.3. The Quarterly Royalty Payments under Section 2.2 shall remain payable and due Seller for the period during which all patent claims covering Assigned Technology resulting from Intellectual Property Rights, or any later acquired patent rights to Assigned Technology developed under that certain Clinical Advisor and Development Agreement between NuVasive and Dr. Bret Ferree dated October 10, 2002, remain valid and enforceable.

        3.2   Inspection of Records. The acceptance by Seller of any of the statements furnished or payments under Section 3.1 shall not preclude Seller questioning the correctness at any time of any payments or statements. Upon reasonable notice and during regular business hours, Buyer shall from time to time (but no more frequently than twice a year) make available its records of Net Sales and its calculations of payments to Seller (including its records of returns, transportation charges and any applicable taxes) for audit at Seller's expense by independent representatives selected by Seller to verify the accuracy of the payments provided to Seller. If such inspection reveals an underpayment of

*** Material has been omitted pursuant to a request for confidential treatment.

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payments to Seller, Buyer shall immediately pay to Seller the amount owing to Seller in accordance with the results of the inspection. Upon discovery of an understatement in the payments of    ***    percent (***%) or more, Buyer shall reimburse Seller for expenses connected with such inspection, including but not limited to, reasonable accounting, auditing, and legal fees and costs, as well as interest on the unreported and unpaid payment.

Section 4
Delivery

        4.1   By Buyer. On the Effective Date, Buyer will deliver to Seller the Warrant and the IP Purchase Payment as set forth in Section 1.

        4.2   By Seller. On the Effective Date, Seller shall deliver to Buyer a fully executed Assignment of Intellectual Property Rights as found in Exhibit C attached hereto (the "IP Assignment").

Section 5
Representations, Warranties, and Covenants of Seller

        Seller hereby represents, warrants, and covenants to Buyer as follows:

        5.1   No Public Market. Sellers understand that no public market now exists for any of the securities issued to Buyer and that there is no assurance that a public market will ever exist for the Shares.

        5.2   Authorization. Seller represents that it has the full right, power, and authority to enter into and perform their obligations under this Agreement and the IP Assignment (collectively, the "Agreements"). Seller agrees that the Agreements, when executed and delivered by Seller, will constitute valid and binding conveyances and obligations of Seller, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency, and the relief of debtors, rules of law governing specific performance, and injunctive relief.

        5.3   Consents. Other than filings required by Buyer and compliance with the registration requirements of applicable federal and state securities laws, or exemptions therefrom, no consent, approval, or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority, or any third party, on the part of Seller is required in connection with the valid execution and delivery of the Agreements by Seller, and the consummation of the transactions contemplated hereby.

        5.4   Ownership of the Intellectual Property Rights. Seller is the owner of the entire right, title, and interest in the Intellectual Property Rights, and Seller has not previously assigned or licensed the Intellectual Property Rights and is not aware of any infringement issues or adverse claims of ownership to the Intellectual Property Rights.

Section 6
Buyer's Conditions to Closing

        Buyer's obligation to purchase the Intellectual Property Rights is, at the option of Buyer, subject to fulfillment of the following conditions:

        6.1   Representations. The representations made by Seller in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Effective Date.

        6.2   Execution and Delivery of Assignment. On the Effective Date, Seller shall have executed and delivered to Buyer the IP Assignment Agreement set forth in Exhibit C.

*** Material has been omitted pursuant to a request for confidential treatment.

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        6.3   Board Approval. The Board of Directors of Buyer shall have approved the issuance of said Warrant.

Section 7
Miscellaneous

        7.1   Governing Law; Venue. This Agreement shall be governed in all respects by the laws of the State of California as applied to contracts made and to be fully performed entirely within the state between residents of California. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of California state courts of San Diego County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Southern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

        7.2   Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

        7.3   Indemnification by Buyer. Buyer agrees to indemnify, defend and hold Seller harmless from any third party liability, losses, damages, or costs (including reasonable attorneys' fees and costs) arising out of or related to any action arising out of: (a) a claim that the manufacture or sale of any device or product based on the Intellectual Property Rights violates the patent, trademark, or trade name rights of any third party; (b) any alleged defects or failures to perform of any device or product based on the Intellectual Property Rights; (c) any product liability claims or use of any device or product based on the Intellectual Property Rights; or (d) the advertising, distribution or marketing of any device or product based on the Intellectual Property Rights. Seller agrees to assist Buyer in the defense of any such action set forth in 7.3(a) through 7.3(d).

        7.4   Enforcement. In the event that Buyer wishes to enforce Intellectual Property Rights against a third party infringer (including but not limited to a patent infringement action), Seller will provide reasonable cooperation and assistance in that effort, including being available for witness and deposition testimony, making documents available, and complying with any other reasonable request.

        7.5   Insurance. Buyer agrees to maintain product liability insurance coverage of at least $3 million per occurrence and to name Dr. Bret A. Ferree as an additional insured thereunder.

        7.6   Entire Agreement, Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior arrangements an understanding with respect hereto. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by Buyer and Seller.

        7.7   Notices. Any notice or communication required or permitted to be given under this Agreement shall be sufficiently given when received by certified mail, or by overnight courier, to the parties at the addresses provided below.

        7.8   Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

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        The foregoing Intellectual Property Purchase Agreement is hereby executed by Buyer and Seller as of the date first above written.

Buyer:		Seller:
NuVasive, Inc.		Spine Partners, LLC
By:	/s/ Alexis Lukianov ALEXIS V. LUKIANOV President & CEO NuVasive, Inc. 10065 Old Grove Road San Diego, CA 92131	By:	/s/ Bret Ferree BRET A. FERREE President Spine Partners, LLC 1238 Cliff Lane Cincinnati, Ohio 45208
Date:	10-10-02	Date:	10/10/02

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EXHIBIT A
Schedule of Exclusions

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Schedule of Exclusions
To IP Purchase Agreement Between NuVasive, Inc. and Spine Partners, LLC,
Dated October 10, 2002

I.     Issued Patents

	Patent #	Atty #	Title
1	6,245,107	10002	Methods and Apparatus for Treating Disc Herniation
2	6,248,106	10802	Cross-Coupled Vertebral Stabilizers
3	6,340,369	10102	Treating Degenerative Disc Disease with Harvested Disc Cells and Analogues of the Extracellular Matrix
4	6,344,058	11502	Treating Degenerative Disc Disease Through Transplantation of Allograft Disc and Vertebral Endplates
5	6,352,557	11402	Treating Degenerative Disc Disease Through Transplantation of Extracellular Nucleus Pulposis Matrix and Autograft Nucleus Pulposis Cells
6	6,371,990	10402	Annulus Fibrosis Augmentation Methods and Apparatus
7	6,419,702	11602	Treating Degenerative Disc Disease Through Transplantation of the Nucleus Pulposis
8	6,419,704	10302	Artificial Intervertebral Disc Replacement Methods and Apparatus
9	6,423,065	10803	Cross-Coupled Vertebral Stabilizers
10	6,432,107	10702	Enhanced Surface Spinal Fusion Devices
11	6,454,804	11902	Engineered Tissue Annulus Fibrosis Augmentation Methods and Apparatus

II.    Pending Patent Applications

	Atty #	Serial #	Title
1	10003	09/807,820	Methods and Apparatus for Treating Disc Herniation
2	10004	10/185,284	Devices Used to Treat Disc Herniation and Attachment Mechanisms Therefor
3	10403	10/120,763	Annulus Fibrosis Augmentation Methods and Apparatus
4	10405	10/225,739	Disc and Annulus Augmentation Using Biologic Tissue
5	10602	09/454,908	Spinal Fusion Cage with Lordosis Correction
6	10603	10/146,291	Spinal Fusion Cage with Lordosis Correction
***	***	***	***
8	10804	10/152,485	Cross-Coupled Vertebral Stabilizers including Cam-Operated Cable Connectors
9	10902	09/513,128	Sublaminar Spinal Fixation Apparatus and Methods
10	11002	09/580,231	Bone Reinforcers
11	11003	10/191,639	Reinforcers for Artificial Disc Replacement Methods and Apparatus
12	11302	09/897,000	Method of Treating Disc Herniation and Disc Degeneration with Concentrated Group Differentiation Factors
13	11380	60/376,357	Method of Treating Dural Leaks with Platelet Rich Plasma
14	11603	10/143,637	Treating Degenerative Disc Disease Through Transplantation of Dehydrated Nucleus Pulposis
15	10604	10/143,237	Method and Apparatus for Providing Nutrition to Intervertebral Disc Tissue
16	10605	10/143,275	Method of Providing Intervertebral Disc Tissue for Transplantation
17	11702	09/638,244	Nucleus Augmentation with In Situ Formed Hydrogels
18	11802	09/638,241	Methods and Apparatus for Treating Disc Herniation and Preventing the Extrusion of Interbody Bone Graft
19	11903	10/171,260	Engineered Tissue Annulus Fibrosis Augmentation Methods and Apparatus
***	***	***	***

*** Material has been omitted pursuant to a request for confidential treatment.

21	11905	10/167,503	Synthetic Therapeutic Substances to Aid Tissue Engineered Disc Tissue
22	11906	10/170,599	Transplantation of Engineered Meniscus Tissue to the Intervertebral Disc Methods and Apparatus
23	11907	10/	The Use of Extracellular Matrix Tissue to Preserve Cultured Cell Phenotype
24	12618	60/301,181	Polyaxial Pedicle Screw System
***	***	***	***
26	12818	60/371,546	Disc Augmentation with Shape Memory Materials
27	12918	60/371,903	Methods and Apparatus for Adhering Musculoskeletal Tissues
***	***	***	***
***	***	***	***
30	13218	60/372,410	Bi-Convex Spacer with Shape Memory Properties for Artificial Disc Replacement
31	13318	60/372,520	Metal-on-Metal Artificial Disc Replacement
32	13418	60/374,747	Restricted Motion Artificial Disc Replacements
***	***	***	***
34	13618	60/375,212	Disc Spacer
35	13718	60/375,286	Check Reins for Artificial Disc Replacements
36	13818	60/376,505	Methods and Apparatus for Preventing Migration of Intradiscal Devices
37	13918	60/375,185	Methods and Apparatus for Placing Intradiscal Devices
38	14018	60/379,462	Prosthetic Components with Contained Compressible Resilient Members
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
44	14218	60/378,132	Lateral Approach Disc Replacement
45	14318	60/380,631	Conformable Endplates for Artificial Disc Replacement Devices
46	14418	60/383,041	Device to Prevent Spinal Extension
47	14481	60/385,171	Device to Prevent Spinal Extensions
48	14618	60/399,876	Spring-Based Artificial Disc
49	14718	60/399,597	The Transfer of Cells, Tissue, and Other Substances to Bone
50	14818	60/409,207	Bioresorbable Instrumentation for Spinal Arthroplasty Methods and Apparatus
51	14918	60/409,623	Treatment of Degenerative Disc Disease with Encapsulated Cells and ECM
52	15018	60/412,209	Artificial Intervertebral Disc Replacements Including Extradiscal Components
***	***	***	***
***	***	***	***
***	***	***	***
56	15318	60/	Reduced Friction Artificial Joints
57	15381	60/	Reduced Friction Artificial Disc Replacements
58	15402	10/	Annular Repair Devices and Methods
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
64	SP102.1	10/048,133	Bone Reinforcers
65	SP103.PCT	US02/03123	Treating Degenerative Disc Disease with Allograft Disc and Vertebral End Plates
66	SP105.1	10/108,015	Anatomic Posterior Lumbar Plate
67	SP105.PCT	US02/09367	Anatomic Posterior Lumbar Plate

*** Material has been omitted pursuant to a request for confidential treatment.

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III.  Improvements.

        Any and all improvements to any of the issued patents set forth in Section I above and/or the patent applications set forth in Section II above ("Improvements"), provided such Improvements are based on any of the issued patents set forth in Section I above and/or any of the patent applications set forth in Section II above which have been sold, licensed, and/or assigned to another company that sells spinal products.

IV.    Prior IP Disclosures to Patent Counsel

        Any and all intellectual property disclosures and/or descriptions submitted in writing by Dr. Bret Ferree to patent counsel John Posa and/or Jerry Litzinger ("IP Disclosures") that did not make the list of exclusions set forth in Sections I through III above, provided such IP Disclosures were submitted prior to the Effective Date of the IP Purchase Agreement. "IP Disclosures" as used herein specifically excludes any and all intellectual property disclosures and/or descriptions submitted to patent counsel regarding the Intellectual Property Rights being assigned to NuVasive under the IP Purchase Agreement.

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EXHIBIT B

NuVasive Common Stock Purchase Warrant

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THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW OR (B) THE HOLDER SHALL DELIVER TO THE ISSUER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

NUVASIVE, INC.

Common Stock Purchase Warrant

CS-1
To Subscribe for and Purchase	October 10, 2002
150,000 Shares of Common Stock of NuVasive, Inc.

        This certifies that, for value received, Spine Partners, LLC, an Ohio limited liability company ("Spine Partners"), or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from NuVasive, Inc., a Delaware corporation (the "Company"), up to 150,000 shares (subject to adjustment as hereinafter provided) (each, a "Warrant Share" and collectively, the "Warrant Shares") of fully paid and non-assessable Common Stock of the Company (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth, at an exercise price of $0.25 per share at or prior to 5:00 p.m. California time on October 10, 2012 (the "Exercise Period"). This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant." This Warrant is issued to the Holder in connection with that certain Intellectual Property Purchase Agreement by and between the Holder and the Company dated October 10, 2002 (the "IP Purchase Agreement").

        Section 1.    Vesting in Warrant Shares.    The Warrant Shares shall vest immediately upon execution of that certain Intellectual Property Purchase Agreement by and between the Holder and the Company dated October 10, 2002.

        Section 2.    Exercise of Warrant.    This Warrant may only be exercised for vested shares ("Vested Warrant Shares"). This Warrant is exercisable with respect to any or all of the Vested Warrant Shares, at the option of the Holder, at any time and from time to time during the Exercise Period, upon surrender of this Warrant to the Company together with (a) a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and (b) payment of an amount equal to the Exercise Price multiplied by the number of Vested Warrant Shares with respect to which this Warrant is being exercised as provided in Section 3. If the Holder exercises this Warrant with respect to less than all of the Warrant Shares represented by this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver to the Holder a new Warrant for the balance of the Warrant Shares.

        Section 3.    Payment.    Payment of the Exercise Price for the Vested Warrant Shares with respect to which this Warrant is being exercised shall be made, at the option of the Holder, (a) by delivery of cash payable by wire transfer of immediately available funds, (b) by the delivery of a cashier's or certified check, or (c) by any combination of items (a)-(b).

        Section 4.    Mechanics of Exercise.    In the event of any exercise of this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, or its nominee or other party designated in the Notice of Exercise by the Holder hereof, shall be delivered to the Holder within thirty (30) business days after the date on which this Warrant shall have been so exercised. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant is made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No payment or adjustment shall be made upon any exercise on account of any cash dividends on the Common Stock issued upon such exercise. Fractional shares shall be treated as set forth in Section 9 hereof.

        Section 5.    Representations and Warranties of the Holder.    The Holder hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in issuing this Warrant to the Holder, as follows:

          (a)    Purchase Entirely for Own Account.    By the Holder's execution of this Warrant, the Holder hereby confirms that this Warrant, and the Warrant Shares issuable upon exercise of this Warrant (collectively, the "Securities") shall be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Holder represents that it has full power and authority to enter into this Warrant.

          (b)    Investment Experience.    The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

          (c)    Accredited Investor.    The Holder is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as now in effect.

          (d)    Restricted Securities.    The Holder understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

          (e)    Legends.    The Holder understands that the certificates evidencing the Securities may bear one or all of the following or other legends:

              (i)  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company."

             (ii)  Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

            (iii)  Any legend required to be placed on the Securities purchased by investors in any future sale or offering of any Securities, but only to the extent that such legend is required to be placed on all other shares of Common Stock.

            (iv)  Any legend required by any future stockholders, voting or other agreement to which the Holder or Securities may be subject, but only to the extent that such legend is required to be placed on all other shares of Common Stock.

        Section 6.    Restrictions on Disposition.    Without in any way limiting the representations set forth in Section 5 above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, and in addition thereto, one of the following conditions is satisfied:

          (a)    Securities Registered.    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

          (b)    Registration Not Required.    The Holder shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of the Securities under the Act; provided, however, that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

        Section 7.    Market Stand Off.

          (a)    Market Standoff Period; Agreement.    Holder hereby agrees that, during the period of duration (such period not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration.

          (b)    Stop Transfer Instructions.    In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in this Section 7).

          (c)    Transferees Bound.    Each Holder agrees that prior to the Company's initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 7.

        Section 8.    Adjustment.    The number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Exercise Price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a)    Subdivisions, Combinations and Other Issuances.    If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)    Reclassification, Reorganization and Consolidation.    In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof, including the provisions set forth in Section 1, shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

          (c)    Notice of Adjustments and Record Dates.    The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price hereunder and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least ten (10) days prior to the date specified therein.

          (d)    No impairment.    The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Common Stock which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

        Section 9.    Fractional Shares.    No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        Section 10.    Early Termination.    In the event of, at any time during the Exercise Period, an initial public offering of securities of the Company under the Act, the Company shall provide to the Holder thirty (30) days advance written notice of such public offering, and this Warrant shall terminate unless exercised prior to the date such public offering is closed.

        Section 11.    No Stockholder Rights.    This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

        Section 12.    Transfer of Warrant.    Subject to applicable laws and the restrictions on transfer set forth pursuant to Section 6 of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the Form of Assignment attached hereto as Exhibit B to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

        Section 13.    Lost, Stolen, Mutilated, or Destroyed Warrant.    If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may reasonably impose (which shall, in the case of a mutilated warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the warrant so lost, stolen, mutilated or destroyed.

        Section 14.    Notices, Etc.    All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Company, to NuVasive, Inc., Attention: Chief Executive Officer, 10065 Old Grove Road, San Diego, CA 92131, and (b) if to the Holder, to Spine Partners, LLC, Attention: Dr. Bret A. Ferree, 1238 Cliff Lane, Cincinnati, OH 45208, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

        Section 15.    Acceptance.    Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        Section 16.    Governing Law.    This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the state of California as applied to agreements among California residents entered into an to be performed entirely within California.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        The Company has caused this Warrant to be duly executed and delivered on and as of October 10, 2002.

NUVASIVE, INC.
By:	/s/ Alexis Lukianov
Name:	Alexis V. Lukianov
Title:	President and CEO
The undersigned. Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in Section 5.
SPINE PARTNERS, LLC
By:	/s/ Bret Ferree
Name:	Bret A. Ferree
Title:	President

[SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]

EXHIBIT A

NOTICE OF EXERCISE

        (1)   The undersigned hereby elects to purchase            shares of the Common Stock of NuVasive, Inc. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

        (2)   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)

        (3)   The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interest; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

EXHIBIT A

Date	(Signature)

(Print Name)

[SIGNATURE PAGE TO NOTICE OF EXERCISE OF COMMON STOCK
PURCHASE WARRANT OF NUVASIVE, INC.]

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        For value received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:

(Please Print)
Date:

Holder's
Signature:

Holder's
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

EXHIBIT C

Assignment of Intellectual Property Rights

        In consideration of the mutual obligations set forth in this Intellectual Property Purchase Agreement dated October 10, 2002 by and between NuVasive, Inc. ("NuVasive") and Spine Partners, LLC ("Spine Partners"), the adequacy and receipt of which is hereby acknowledged, Dr. Bret Ferree, President of Spine Partners and owner of the entire right, title, and interest in and to certain intellectual property, including US Patent Application Ser. No. 10/105,971 and International Patent Application PCT/US02/11301 (both entitled "Spinal Alignment Apparatus and Methods"), US Patent Application Ser. No. 60/394,966 (entitled "Anterior Cervical Plate") and US Patent Application Ser. No. 10/108,287 and International Patent Application Ser. No. PCT/US02/09168 (both entitled "Hinged Anterior Thoracic/Lumbar Plate") (collectively "Patent Applications"), and know-how and any specifications, test and/or regulatory test data, and prototypes involving the systems described in the Patent Applications ("Intellectual Property Rights"), hereby sells and irrevocably assigns to NuVasive the entire right, title and interest in and to the Intellectual Property Rights and any and all patent future applications based upon the Intellectual Property Rights, including but not limited to all related PCT and/or national applications (foreign and domestic), continuation applications, continuations-in-part applications, divisional applications, and applications upon which the Intellectual Property Rights claim priority, to be held and enjoyed by NuVasive, its successors and assigns, as fully and entirely as the same would have been held and enjoyed by Dr. Ferree and Spine Partners had this assignment and sale note been made.

        In testimony whereof, I, Dr. Bret A. Ferree, individually and on behalf of Spine Partners, sign this Assignment of Intellectual Property Rights this 10th day of October, 2002.

By:	/s/ Bret Ferree
BRET A. FERREE 1238 Cliff Lane Cincinnati, Ohio 45208
/s/ illegible [Notary Seal]

QuickLinks

  EXHIBIT 10.24
Intellectual Property Purchase Agreement
Schedule of Exclusions To IP Purchase Agreement Between NuVasive, Inc. and Spine Partners, LLC, Dated October 10, 2002
EXHIBIT B NuVasive Common Stock Purchase Warrant
NUVASIVE, INC. Common Stock Purchase Warrant
EXHIBIT A NOTICE OF EXERCISE
EXHIBIT B ASSIGNMENT FORM
EXHIBIT C Assignment of Intellectual Property Rights